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                                                                   EXHIBIT 23.03


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 1999 with respect to the financial statements of Anergen, Inc., included in the Registration Statement on Form S-4 and related Prospectus of Corixa Corporation for the registration of shares of its common stock.


Seattle, Washington                                          ERNST & YOUNG LLP
June 29, 1999